UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 15, 2019 (April 12, 2019)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue, Suite 130, Lake Success, NY 11042
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 15, 2019, the Board of Directors of Newtek Business Services Corp. (“Newtek” or the “Company”) appointed Christopher Towers as the Company’s Chief Accounting Officer, to be effective as of May 3, 2019. The position of Chief Accounting Officer was previously held by Jennifer C. Eddelson, who, on April 12, 2019, resigned from the Company effective May 3, 2019.

Mr. Towers, age 33, has served as Vice President of Financial Reporting of the Company since September 2014, with principal responsibility for financial reporting and the development and implementation of the Company’s accounting policies and practices. Mr. Towers is a NYS certified public accountant and previously worked in the corporate reporting group of Pall Corporation from January 2014 to September 2014 and practiced as a CPA for six years with PwC from April 2012 to January 2014 and CohnReznick, LLP (formerly J.H. Cohn, LLP) from October 2008 to March 2012, primarily in the audit of public and private entities. Mr. Towers is a member of the NYS Society of CPAs and the AICPA.

Mr. Towers: (i) was not appointed as the Company’s Chief Accounting Officer pursuant to any arrangement or understanding with any other person; (ii) does not have a family relationship with any of the Company’s directors or other executive officers; (iii) has not engaged, since the beginning of the Company’s last fiscal year, nor proposes to engage, in any transaction in which the Company was or is a participant; and (iv) has not entered into, nor expects to enter into, any material plan, contract, arrangement, grant or award in connection with his appointment as the Company’s Chief Accounting Officer.

On April 15, 2019, the Company issued a press release announcing the appointment of Mr. Towers as the Company’s Chief Accounting Officer. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 15, 2019

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: April 15, 2019	By:	/S/ BARRY SLOANE
Barry Sloane
Chairman of the Board and Chief Executive Officer